American Century Quantitative Equity Funds, Inc. Statement of Additional Information Supplement
Supplement dated February 10, 2017 ■ Statement of Additional Information dated November 1, 2016

The changes below will be effective as of April 10, 2017.

The Disciplined Growth Plus Fund is renamed the AC Alternatives® Disciplined Long Short Fund and all references to Disciplined Growth Plus are replaced with AC Alternatives® Disciplined Long Short.

The following replaces the heading Core Equity Plus, Disciplined Growth Plus and NT Core Equity Plus and the paragraphs under such heading on page 6 of the statement of additional information:
AC Alternatives Disciplined Long Short, Core Equity Plus and NT Core Equity Plus
AC Alternatives Disciplined Long Short, Core Equity Plus, and NT Core Equity Plus will be managed using quantitative models similar to those employed by Disciplined Growth, NT Disciplined Growth, Equity Growth and NT Equity Growth, respectively (see discussion on page 4). The portfolio managers will maintain long positions in stocks that they identify as the most attractive and maintain short positions in the stocks they identify as the least attractive.
AC Alternatives Disciplined Long Short seeks to maintain an investment portfolio that, in the aggregate, has net long exposure to the equity markets, which the portfolio managers may adjust over time. The amount of the long and short positions held by the fund may vary over time depending on prevailing market conditions.
Core Equity Plus and NT Core Equity Plus seek to maintain investment portfolios with approximately 130% long exposure and 30% short exposure, for a net 100% long market exposure. This structure seeks to provide investors with the potential for greater risk-adjusted returns than a long-only portfolio, while maintaining a similar investment style and risk characteristics. Though each fund will generally hold long positions equal to 130% and short positions equal to 30% of its equity assets, the long and short positions may vary over time depending on market conditions. The funds’ long positions may range from 110% to 150% and the funds’ short positions may range from 10% to 50%.

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